Identifiable intangible assets	12 Months Ended
Dec. 31, 2021
Identifiable intangible assets

13.	Identifiable intangible assets

Changes in the carrying value of the Company’s identifiable intangible assets are summarized below.

	Year ended December 31, 2021			Year ended December 31, 2020
	Cost	Accumulated amortization	Carrying value	Cost	Accumulated amortization	Carrying value
	$	$	$	$	$	$
Balances – Beginning of the year	35,020	(34,961)	59	31,422	(31,382)	40
Additions	609	—	609	34	—	34
Amortization expense	—	(16)	(16)	—	(20)	(20)
Impact of foreign exchange rate changes	(3,218)	3,191	(27)	3,564	(3,559)	5
Balances – End of the year	32,411	(31,786)	625	35,020	(34,961)	59

During 2021, the Company recorded additions of $609, for separately identified intangibles related to upfront payments under certain license agreements with the University of Wuerzburg €400 ($471) and the University of Sheffield £100 ($138). These intangible assets were not subject to amortization in the year ended December 31, 2021 as they are not ready for their intended use. Amortization of intangible assets with finite lives of $16 (2020 - $20 and 2019 - $20) is presented in research and development expenses.

Cetrotide

On August 10, 2021, the Company entered into a trademark maintenance and assignment option agreement with ARES Trading SA, a subsidiary of Merck KGaA (“Merck”), with respect to the trademarks owned by the Company on Cetrotide® (cetrorelix acetate for injection), a luteinizing hormone-releasing hormone antagonist approved for therapeutic use as part of in vitro fertilization programs in women undergoing infertility treatment (the “Cetrotide Agreement”). The Company had transferred all Cetrotide activities to Merck in 2013 via a license and supply agreement (“LSA”).

Aeterna Zentaris Inc.

Notes to Consolidated Financial Statements

As of December 31, 2021 and December 31, 2020 and for the years ended

December 31, 2021, 2020 and 2019

(in thousands of US dollars, except share and per share data and where otherwise noted)

Pursuant to the Cetrotide Agreement, the Company has granted to Merck the exclusive option to acquire any and all rights in the Cetrotide trademarks at the end of the term of the LSA (the “Option”), which currently is May 2029 (the “Transfer Date”), when, as agreed, the Company will convey and assign to Merck all rights and interest in, as well as title to, the Cetrotide trademarks. The transfer of the trademarks on the Transfer Date shall constitute a sale, after which the Company will no longer have any ownership in or obligations related to the Cetrotide trademarks.

As consideration for having been granted the Option, Merck has agreed to pay the Company a total of $566 (€0.5 million) a portion of which is to be calculated as a reimbursement of all internal and external trademark fees incurred by the Company for all years beginning with 2019 until the Transfer Date. If the Company is not able to transfer the trademarks to Merck on the Transfer Date, all consideration paid by Merck to the Company through the Transfer Date shall be refunded to Merck, and all rights associated with the Trademarks shall revert back to the Company.

The carrying value of the trademarks underlying Cetrotide is $nil and the Company received proceeds of $98 through December 31, 2021. Any proceeds that are received pursuant to the Cetrotide Agreement have been or will be recorded as a deferred gain in the Company’s consolidated statement of financial position. The Company will recognize the entirety of the gain on the Transfer Date to the extent that the transfer is successful.